Prospectus Supplement Supplement dated February 19, 2010
American Century Asset Allocation Portfolios, Inc. (Prospectus dated December 1, 2009)
One Choice Portfolio®:  Very Conservative
One Choice Portfolio®:  Conservative ■ One Choice Portfolio®:  Moderate
One Choice Portfolio®:  Aggressive ■ One Choice Portfolio®:  Very Aggressive

American Century California Tax-Free and Municipal Funds (Prospectus dated January 1, 2010)
California Tax-Free Money Market Fund

American Century Capital Portfolios, Inc. (Prospectuses dated August 1, 2009)
Equity Income Fund ■ Equity Index Fund ■ Large Company Value Fund
Real Estate Fund ■ Value Fund

American Century Growth Funds, Inc. (Prospectus dated December 1, 2009)
Legacy Focused Large Cap Fund ■ Legacy Large Cap Fund ■ Legacy Multi Cap Fund

American Century International Bond Funds (Prospectus dated November 1, 2009)
International Bond Fund

American Century Municipal Trust (Prospectuses dated October 1, 2009)
Long-Term Tax-Free Fund ■ Tax-Free Money Market Fund

American Century Investment Trust (Prospectuses dated August 1, 2009)
Core Plus Fund ■ Diversified Bond Fund ■ High-Yield Fund ■Inflation Protection Bond Fund
Premium Money Market Fund ■ Prime Money Market Fund ■ Short Duration Fund

American Century Quantitative Equity Funds, Inc. (Prospectuses dated November 1, 2009)
Disciplined Growth Fund ■ Disciplined Growth 130/30 Fund ■Equity Growth Fund
Equity Growth 130/30 Fund ■ Global Gold Fund ■ Income & Growth Fund
International Core Equity Fund ■ Long-Short Market Neutral Fund  ■ Utilities Fund

American Century Strategic Asset Allocations, Inc. (Prospectus dated April 1, 2009)
Strategic Allocation: Conservative Fund ■ Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund ■

The following is added as the first section under Additional Policies Affecting Your Investment.

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-67860   1002

Prospectus Supplement Supplement dated February 18, 2010 All American Century Funds

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the 86-year-old founder of American Century Investments, Co-Chairman Richard W. Brown has recently succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (ACC).  Under the Investment Company Act of 1940, this is presumed to represent control of ACC even though it is less than a majority interest.  Because ACC is the parent corporation of the funds' advisors, the change of trustee is considered a technical assignment of the funds' investment advisory and subadvisory agreements.  Under the Act, an assignment requires the automatic termination of such agreements, making the approval of new agreements necessary.

In light of these events, the fund boards have approved interim investment advisory agreements under which the funds will be managed until new agreements are approved by fund shareholders.  The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided.  New agreements, also expected to be substantially identical to the terminated agreements, will be submitted for shareholder approval in the coming weeks.  More detailed information about these events, the agreements and the required shareholder approvals will be provided in proxy statements to be provided to fund shareholders eligible to vote on the matter.

A discussion regarding the basis for the boards' approval of the interim and proposed advisory agreements and, if applicable, subadvisory agreements also will be available in each fund's report to shareholders for the next annual or semiannual reporting period ending after the dates of such approvals.

Mr. Brown has served as co-chairman of the ACC board of directors for the past three years.  His association with the firm dates back to 1998 when he was first appointed to the board.  Since 2004, Mr. Brown also has served as co-chairman of the Stowers Institute for Medical Research, a biomedical research organization working to find the keys to the causes, treatment and prevention of disease.  The Institute's endowment also holds ACC stock.

A proxy statement with respect to the information described above will be mailed to shareholders of record and filed with the Securities and Exchange Commission (SEC).  Investors are urged to read the proxy statement because it contains important information.  The proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-345-2021.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.
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